SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  February 11, 2000

                          ID TECHNOLOGIES CORPORATION
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                  -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-28301                               56-1866233
             ----------                          ---------------
         (Commission File Number)          (I.R.S. Employer I.D. Number)

       Venture Building II
      NCSU Centennial Campus
   920 Campus Drive, Suite 400
           Raleigh,  NC                                     27606
-------------------------------------                   -------------
(Address of Principal Executive Offices)                  (Zip Code)

                                  919-424-3722
                    ------------------------------------
             (Registrant's telephone number, including area code)
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Item  4.  Changes  in  Registrant's  Certifying  Accountant.
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(a)  (1)     On  February  11, 2000, ID Technologies Corporation (the "Company")
decided to change accountants from PricewaterhouseCoopers LLP to Ernst & Young, LLP. Accordingly on such date, PricewaterhouseCoopers LLP was dismissed as the Company's independent accountants and Ernst & Young, LLP was engaged to conduct an audit and report on the Company's financial statements as of and for the year ended December 31, 1999.

The former accountants reported on the Company's financial statements for the years ended December 31, 1997 and 1998. The reports of the former accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their reports for each of the years ended December 31, 1997 and 1998 included a separate paragraph regarding the Company's ability to continue as a going concern.

The decision to change accountants was recommended by the Company's Board of Directors.

During the Company's years ended December 31, 1997 and 1998, and through February 11, 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountants would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended December 31, 1997 and 1998, and through the date of this report, the former accountants did not advise the Company with respect to any of the matters described in paragraphs (a) (1) (iv) (1) through (3) of Item 304 of Regulation S-B.

(a) (2) As of February 11, 2000, the Company has engaged Ernst & Young, LLP, as independent accountants for the Company for the year ended December 31, 1999. The Company did not consult with Ernst & Young, LLP regarding any of the matters set forth in item 304(a)(2)(i) or (ii) of Regulation S-B.

(a) (3) The Company has provided the former accountants with a copy of the foregoing disclosures and has requested in writing that the former accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
--------------------------------------------------------------------------------

(a)     Financial  Statements  of  Business  Acquired.
          Not  applicable.

(b)     Pro  Forma  Financial  Information.
          Not  applicable.

(c)     Exhibits
          16 - Letter of PricewaterhouseCoopers LLP dated February 15, 2000, concerning change in certifying accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, ID Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ID  TECHNOLOGIES  CORPORATION
Date:  February  17,  2000
                                           BY:  /s/  J.  Phillips  L.  Johnston
                                        ---------------------------------------
                                           J. Phillips L. Johnston, President
                                               and Chief Executive Officer